As filed with the Securities and Exchange Commission on Jan 6, 2010




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-21597
                                                     ---------


                             PRIMECAP Odyssey Funds
                             ----------------------
               (Exact name of registrant as specified in charter)



                        225 South Lake Avenue, Suite 400
                               Pasadena, CA 91101
                               ------------------
               (Address of principal executive offices) (Zip code)


                              David H. Van Slooten
                        225 South Lake Avenue, Suite 400
                               Pasadena, CA 91101
                               ------------------
                     (Name and address of agent for service)



                                 (626) 304-9222
                                 --------------
               Registrant's telephone number, including area code



Date of fiscal year end: October 31
                         ----------


Date of reporting period: October 31, 2009
                          ----------------

Item 1. Reports to Stockholders.

ANNUAL REPORT
OCTOBER 31, 2009

      [LOGO, PRIMECAP ODYSSEY FUNDS]

      PRIMECAP ODYSSEY STOCK FUND
      PRIMECAP ODYSSEY GROWTH FUND
      PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

[GRAPHIC]   TABLE OF CONTENTS
            PRIMECAP ODYSSEY FUNDS

Letter to Shareholders .....................................................   2
Performance Graphs .........................................................   8
Expense Example ............................................................  11
Sector Breakdown ...........................................................  13
Schedule of Investments ....................................................  15
    PRIMECAP Odyssey Stock Fund ............................................  15
    PRIMECAP Odyssey Growth Fund ...........................................  19
    PRIMECAP Odyssey Aggressive Growth Fund ................................  23
Statements of Assets and Liabilities .......................................  26
Statements of Operations ...................................................  27
Statement of Changes in Net Assets .........................................  28
    PRIMECAP Odyssey Stock Fund ............................................  28
    PRIMECAP Odyssey Growth Fund ...........................................  29
    PRIMECAP Odyssey Aggressive Growth Fund ................................  30
Financial Highlights .......................................................  31
    PRIMECAP Odyssey Stock Fund ............................................  31
    PRIMECAP Odyssey Growth Fund ...........................................  32
    PRIMECAP Odyssey Aggressive Growth Fund ................................  33
Notes to Financial Statements ..............................................  34
Report of Independent Registered Public Accounting Firm ....................  42
Additional Information .....................................................  43
Management .................................................................  47

[GRAPHIC]   LETTER TO SHAREHOLDERS
            PRIMECAP ODYSSEY FUNDS

DEAR FELLOW SHAREHOLDERS,

For the fiscal year ended October 31, 2009, each of the three PRIMECAP Odyssey Funds outperformed the unmanaged Standard & Poor's 500 Composite Stock Price Index (S&P 500). The PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund produced total returns of +16.55%, +21.39%, and +30.34%, respectively. By comparison, the unmanaged S&P 500 produced a total return of +9.80% for the period.

The fiscal year ended October 31, 2009 consisted of two distinct periods of very different stock market performance. Through early March 2009, the S&P 500 continued its decline, down nearly another 30% on the heels of a 36.1% decline in fiscal year 2008. The financial crisis that began in mid-2007 intensified, and economic activity declined sharply in an environment filled with fear and uncertainty. From November 1, 2008 through early March 2009, each of the funds declined less than the S&P 500, helped by our holdings in the information technology sector and our underweight position in financials, the sector with the largest decline during this period. Since its low in March 2009, the S&P 500 recovered more than 55% as financial markets stabilized and the economy showed signs of modest improvement. During this rally, returns for the PRIMECAP Odyssey Growth and PRIMECAP Odyssey Aggressive Growth Funds exceeded those for the S&P 500, while returns for the PRIMECAP Odyssey Stock Fund trailed slightly. Notably, our minimal position in the financial sector, which has more than doubled from its lows, has been a detractor to results since March 2009.

For the entire fiscal year, our significant holdings in information technology, the highest returning sector in the S&P 500, along with our selection of consumer discretionary stocks and our minimal exposure to the financial sector, were the largest contributors to relative returns. Our sizeable holdings in health care were mixed contributors to returns; returns for the health care sector lagged the S&P 500, but our stock selection in the sector helped results, boosted by the acquisitions of three holdings, Medarex Inc., Genentech, and Wyeth, at substantial premiums.

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS

The recent acquisition activity reinforces our commitment to the funds' investments in the health care sector, and we believe the valuations of health care companies already reflect fairly pessimistic views of the potential impact of health care reform. Even though returns for the health care sector trailed the S&P 500 by a considerable margin after various plans for government reform were introduced in February, we are excited about the opportunity for positive developments in health care from both global demographic trends and scientific innovation. We believe the demand for health care products and services will continue to grow as the global population ages and standards of living in developing economies improve. Meanwhile, we expect that the considerable investment in research and development will lead to advances in medical products and services.

A more detailed discussion of the results of each PRIMECAP Odyssey Fund follows.

PRIMECAP ODYSSEY STOCK FUND

From November 1, 2008 to October 31, 2009, the Stock Fund's total return of +16.55% exceeded the S&P 500's total return of +9.80%. On a relative basis, our overweight position and stock selection in the consumer discretionary sector and our underweight position in the financials benefited the fund. This benefit was partially offset by our overweight position in the health care sector.

The top three contributors to fund results were retailing companies: Dress Barn, CarMax, and Amazon.com. Dress Barn (+88.8%) did better than most apparel retailers as consumers "traded-down" during the recession. We continue to believe that both CarMax (+85.2%) and Amazon.com (+107.6%) have huge market share opportunities in their respective markets. The market for used cars generally lacks price transparency. CarMax's "no-haggle" model is well-positioned to gain market share in a highly fragmented industry. Amazon.com continues to benefit from the shift in consumer behavior to online shopping, as well as the success of its Kindle e-book reader. Fund returns were also helped by the acquisitions of pharmaceutical company Wyeth and biotechnology firm Genentech at considerable premiums.

On the negative side were Southwest Airlines, AMR Corp., Medtronic, and Amgen. Southwest Airlines declined 28.5% and AMR Corp. declined 47.2% as the two airlines struggled to cope with lower demand for air travel and volatile fuel prices. Given the high fixed-cost nature of their business, we believe earnings for both firms should rebound dramatically as air travel volumes recover. Medtronic, down 9.3%, has experienced modest growth in the sales of its cardiac rhythmic devices following a product recall in 2008. Amgen, which was our top contributor in fiscal year 2008, declined 10.5%. In addition to the general uncertainty regarding potential health care reform, Amgen also encountered delays in receiving regulatory approval for a new osteoporosis drug.

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS

The top 10 holdings, which collectively represent 30.3% of the portfolio at the period end, are listed below:

PRIMECAP ODYSSEY STOCK FUND                                       ENDING % OF
TOP 10 HOLDINGS AS OF 10/31/09                                  TOTAL PORTFOLIO*
--------------------------------------------------------------------------------
Eli Lilly & Co.                                                        4.7
Roche Holding AG                                                       4.0
Novartis AG (ADS)                                                      3.7
Medtronic Inc.                                                         3.2
Amgen Inc.                                                             2.9
Waters Corp.                                                           2.7
Whirlpool Corp.                                                        2.4
CarMax Inc.                                                            2.3
Marsh & McLennan Cos                                                   2.2
EMC Corp.                                                              2.2
--------------------------------------------------------------------------------
TOTAL % OF PORTFOLIO                                                  30.3

* The percentage is calculated by using the ending market value of the security divided by the total investments of the Fund.

PRIMECAP ODYSSEY GROWTH FUND

From November 1, 2008 to October 31, 2009, the Growth Fund's total return was +21.39% compared with the S&P 500's total return of +9.80% and the Russell 1000 Growth Index's total return of +17.51%. Our overweight positions and stock selection in the information technology and consumer discretionary sectors were the primary reasons for positive returns relative to the S&P 500. Our overweight position in the health care sector was a negative, but this was offset by positive stock selection. In particular, the acquisition of biotechnology firm Medarex by Bristol-Myers Squibb in July at a significant premium was the single biggest contributor to fund returns.

Top contributors included CarMax (+85.2%), Google (+49.2%), Oceaneering International (+81.4%), and Cerner Corp. (+104.2%). Oceaneering International is a provider of engineered products and services to the offshore oil and gas industry. Cerner Corp. is a health care information technology provider.

Top 10 holdings Medtronic and Amgen were among the largest detractors from the fund's results. Medtronic, a medical device company, was down 9.3% for the year, while Amgen was down 10.5%. Other top detractors included Southwest Airlines, AMR Corp., and Marsh & McLennan.

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS

The top 10 holdings, which collectively represent 27.5% of the portfolio at the period end, are listed below:

PRIMECAP ODYSSEY GROWTH FUND                                      ENDING % OF
TOP 10 HOLDINGS AS OF 10/31/09                                  TOTAL PORTFOLIO*
--------------------------------------------------------------------------------
Amgen Inc.                                                             4.1
Eli Lilly & Co.                                                        4.0
Roche Holding AG                                                       3.3
Conceptus Inc.                                                         2.9
Google Inc. (Cl A)                                                     2.8
Medtronic Inc.                                                         2.6
Cepheid                                                                2.1
CarMax Inc.                                                            2.0
Novartis AG (ADS)                                                      1.9
EMC Corp                                                               1.8
--------------------------------------------------------------------------------
TOTAL % OF PORTFOLIO                                                  27.5

* The percentage is calculated by using the ending market value of the security divided by the total investments of the Fund.

PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

From November 1, 2008 to October 31, 2009, the Aggressive Growth Fund's total return was +30.34%. This compares favorably to the S&P 500's total return of +9.80% and the Russell Midcap Growth Index's total return of +22.48%. Much of the outperformance in the Aggressive Growth Fund came from the fund's second and third largest positions at the beginning of the fiscal year, Medarex and American Italian Pasta. Medarex (+127.9%) was acquired at a 90% premium by Bristol-Myers Squibb. American Italian Pasta (+112.5%) continued its recovery from an earlier fall due to poor financial controls. The company, which is the largest producer of private label dried pasta in the country, has experienced strong revenue and profit growth.

The fund's overweight position in the information technology sector and underweight position in the financial sector also helped results. Favorable stock selection in the consumer discretionary, information technology, and financial sectors also contributed positively to fund returns. Dendreon Corp. (+413.6%), MarketAxess (+107.7%), and Amazon.com (+107.6%) posted some of the largest gains in the portfolio.

Results in the overweighted health care sector were more mixed as contributions by Medarex and Dendreon were partially offset by holdings in Cardica, Abiomed, and BioMarin. Two airline stocks, Southwest Airlines and AMR Corp., were also among the top five detractors from fund returns. LETTER TO SHAREHOLDERS PRIMECAP ODYSSEY FUNDS

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS

The top 10 holdings, which collectively represent 32.6% of the portfolio at the period end, are listed below:

PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND                           ENDING % OF
TOP 10 HOLDINGS AS OF 10/31/09                                  TOTAL PORTFOLIO*
--------------------------------------------------------------------------------
American Italian Pasta Co. (Cl A)                                      5.5
Roche Holding AG                                                       4.2
Cepheid                                                                4.2
Conceptus Inc.                                                         3.7
Dendreon Corp                                                          3.6
Google Inc. (Cl A)                                                     2.5
FormFactor Inc.                                                        2.3
Electronic Arts Inc.                                                   2.2
Abiomed Inc.                                                           2.2
BioMarin Pharmaceutical Inc.                                           2.2
--------------------------------------------------------------------------------
TOTAL % OF PORTFOLIO                                                  32.6

* The percentage is calculated by using the ending market value of the security divided by the total investments of the Fund.


OUTLOOK FOR THE NEXT FISCAL YEAR

As we begin fiscal 2010, there are reasons for both optimism and pessimism regarding the outlook for equities. On the positive side, it appears that the financial markets have stabilized and the economic outlook is less dire than it was a year ago. Even after the strong rally in stock markets since March, most stocks are still trading significantly below their highs in 2007. Yet troublesome signs regarding the economy remain. While corporations are reporting improving sales trends, it is not clear if this recovery is sustainable. Consumers remain under considerable stress as unemployment continues to rise, home prices remain depressed, and income growth remains anemic. Both businesses and consumers are still finding it difficult to access credit. The easy credit and massive buildup in leverage over the past decade leading up to the financial crisis will take time to unwind.

At the same time, the government has continued to intervene not only in the financial markets, but also in the broader economy at large. The effectiveness of the various programs to stimulate the purchase of homes and automobiles and to adopt renewable energy is uncertain at best, but the costs to taxpayers are certain. The consequences of these government efforts, whether intended or not, are likely to influence the investment environment going forward. These actions tend to benefit certain parts of the economy at the expense of others. The uncertainty regarding the duration and potential expansion of these programs makes it difficult to anticipate the full extent of the impact.

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS

The extensive spending required to fund these programs has also raised concerns that the current fiscal and monetary policies of the U.S. government may lead to a rise in inflation and a weaker U.S. dollar in the future. In fact, higher and more volatile oil and commodity prices and recent U.S. dollar weakness suggest markets are factoring in these concerns.

Despite our mixed outlook for the next fiscal year, we believe, as always, there will be attractive investment opportunities. We will continue to rely on fundamental research to identify companies with revenues and profits that, in our judgment, will grow more rapidly than the expectations reflected in their current valuations. In particular, we remain positive about our extensive investments in the health care and information technology sectors.

We appreciate the confidence you have demonstrated in us. We will continue to work diligently to prove worthy of that confidence.

Sincerely,

PRIMECAP Management Company


THE FUNDS INVEST IN SMALLER COMPANIES, WHICH INVOLVE ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY. ALL FUNDS MAY INVEST IN FOREIGN SECURITIES WHICH INVOLVES GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. MUTUAL FUND INVESTING INVOLVES RISK, AND LOSS OF PRINCIPAL IS POSSIBLE. GROWTH STOCKS TYPICALLY ARE MORE VOLATILE THAN VALUE STOCKS; HOWEVER, VALUE STOCKS HAVE A LOWER EXPECTED GROWTH RATE IN EARNINGS AND SALES.

Please refer to the Schedule of Investments for details of fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

CURRENT AND FUTURE PORTFOLIO HOLDINGS ARE SUBJECT TO RISK.

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX is a broad based index of 500 stocks, which is widely recognized as representative of the market in general. THE RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. THE RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. These indices do not incur expenses and are not available for investment.

THE INFORMATION PROVIDED HEREIN REPRESENTS THE OPINIONS OF PRIMECAP MANAGEMENT COMPANY AND ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, NOR INVESTMENT ADVICE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                                                                         (12/09)

[GRAPHIC]   PERFORMANCE GRAPHS
            PRIMECAP ODYSSEY STOCK FUND

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Stock Fund from November 1, 2004 (inception) to October 31, 2009, compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the fund's inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

 [The following table was represented as a line chart in the printed material.]

                                    [table]

                                                       TOTAL RETURN
                                              PERIOD ENDED OCTOBER 31, 2009
                                              -----------------------------
                                                               ANNUALIZED
                                                            SINCE INCEPTION
                                              1 YEAR           (11/01/04)
                                              ------        ---------------
PRIMECAP Odyssey Stock Fund                    16.55%             3.79%
S&P 500 Index*                                  9.80%             0.33%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED.

PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-729-2307. THE FUNDS IMPOSE A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS. PERFORMANCE FIGURES REFLECT THE FEE WAIVER IN EFFECT AND, IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURNS WOULD BE LOWER. SHORT-TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF A FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON PAST RETURNS.

----------
* The S&P 500 Index is an unmanaged index composed of 500 common stocks weighted by market value; its total return includes reinvestment of dividends and is considered representative of the stock market return as a whole.

PERFORMANCE GRAPHS
PRIMECAP ODYSSEY GROWTH FUND

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Growth Fund from November 1, 2004 (inception) to October 31, 2009, compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the fund's inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

 [The following table was represented as a line chart in the printed material.]

                                    [table]

                                                       TOTAL RETURN
                                              PERIOD ENDED OCTOBER 31, 2009
                                              -----------------------------
                                                               ANNUALIZED
                                                            SINCE INCEPTION
                                              1 YEAR           (11/01/04)
                                              ------        ---------------
PRIMECAP Odyssey Growth Fund                  21.39%              4.46%
S&P 500 Index*                                 9.80%              0.33%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED.

PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-729-2307. THE FUNDS IMPOSE A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS. PERFORMANCE FIGURES REFLECT THE FEE WAIVER IN EFFECT AND, IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURNS WOULD BE LOWER. SHORT-TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF A FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON PAST RETURNS.

----------
* The S&P 500 Index is an unmanaged index composed of 500 common stocks weighted by market value; its total return includes reinvestment of dividends and is considered representative of the stock market return as a whole.

PERFORMANCE GRAPHS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Aggressive Growth Fund from November 1, 2004 (inception) to October 31, 2009, compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the fund's inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

[The following table was represented as a line chart in the printed material.]

                                    [table]

                                                       TOTAL RETURN
                                              PERIOD ENDED OCTOBER 31, 2009
                                              -----------------------------
                                                               ANNUALIZED
                                                            SINCE INCEPTION
                                              1 YEAR           (11/01/04)
                                              ------        ---------------
PRIMECAP Odyssey Aggressive Growth Fund        30.34%             4.70%
S&P 500 Index*                                  9.80%             0.33%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED.

PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-729-2307. THE FUNDS IMPOSE A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS. PERFORMANCE FIGURES REFLECT THE FEE WAIVER IN EFFECT AND, IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURNS WOULD BE LOWER. SHORT-TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF A FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON PAST RETURNS.

----------
* The S&P 500 Index is an unmanaged index composed of 500 common stocks weighted by market value; its total return includes reinvestment of dividends and is considered representative of the stock market return as a whole.

[GRAPHIC]   EXPENSE EXAMPLE
            PRIMECAP ODYSSEY FUNDS
            (UNAUDITED)

As a shareholder of one or more of the funds, you incur ongoing costs, including management fees and other fund expenses. This expense example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense example is based on an investment of $1,000 invested for a six month period beginning April 30, 2009 and held through October 31, 2009.

ACTUAL EXPENSES

The information in the table adjacent to the heading "Actual Performance" provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table adjacent to the heading "Hypothetical Performance (5% return before expenses)" provides hypothetical account values and hypothetical expenses based on the funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information adjacent to the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different mutual funds. In addition, if transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE
PRIMECAP ODYSSEY FUNDS
(UNAUDITED), (CONTINUED)

                                            BEGINNING       ENDING        EXPENSES PAID      EXPENSE RATIO
                                             ACCOUNT        ACCOUNT       DURING PERIOD*     DURING PERIOD*
                                              VALUE          VALUE        (04/30/09 TO       (04/30/09 TO
                                            (04/30/09)     (10/31/09)       10/31/09)          10/31/09)
-----------------------------------------------------------------------------------------------------------
PRIMECAP ODYSSEY STOCK FUND
Actual Performance                          $1,000.00      $1,192.90         $4.30               0.78%
Hypothetical Performance
  (5% return before expenses)               $1,000.00      $1,021.28         $3.97               0.78%
PRIMECAP ODYSSEY GROWTH FUND
Actual Performance                          $1,000.00      $1,211.90         $3.83               0.69%
Hypothetical Performance
  (5% return before expenses)               $1,000.00      $1,021.74         $3.50               0.69%
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
Actual Performance                          $1,000.00      $1,244.20         $4.19               0.74%
Hypothetical Performance
  (5% return before expenses)               $1,000.00      $1,021.47         $3.78               0.74%

----------
* Expenses are equal to a fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) to reflect the one-half year period.

[GRAPHIC]   SECTOR BREAKDOWN
            PRIMECAP ODYSSEY FUNDS

                          PRIMECAP ODYSSEY STOCK FUND
--------------------------------------------------------------------------------
Consumer Discretionary                                                     17.3%
Consumer Staples                                                            1.3%
Energy                                                                      5.1%
Financials                                                                  4.8%
Health Care                                                                27.3%
Industrials                                                                14.2%
Information Technology                                                     18.8%
Materials                                                                   5.1%
Telecommunication Services                                                  0.2%
Short Term Investments and Other Net Assets                                 5.9%
--------------------------------------------------------------------------------
TOTAL                                                                     100.0%

                          PRIMECAP ODYSSEY GROWTH FUND
--------------------------------------------------------------------------------
Consumer Discretionary                                                      9.8%
Consumer Staples                                                            0.2%
Energy                                                                      5.6%
Financials                                                                  3.1%
Health Care                                                                34.0%
Industrials                                                                 8.9%
Information Technology                                                     29.4%
Materials                                                                   2.3%
Telecommunication Services                                                  0.1%
Short Term Investments and Other Net Assets                                 6.6%
--------------------------------------------------------------------------------
TOTAL                                                                     100.0%

The tables above list sector allocations as a percentage of each fund's total investments as of October 31, 2009. The management report makes reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

SECTOR BREAKDOWN
PRIMECAP ODYSSEY FUNDS
(CONTINUED)

                    PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
Consumer Discretionary                                                      4.9%
Consumer Staples                                                            5.5%
Energy                                                                      4.2%
Financials                                                                  2.0%
Health Care                                                                33.8%
Industrials                                                                 7.4%
Information Technology                                                     33.5%
Materials                                                                   0.6%
Telecommunication Services                                                  0.2%
Short Term Investments and Other Net Assets                                 7.9%
--------------------------------------------------------------------------------
TOTAL                                                                     100.0%

The table above lists sector allocations as a percentage of the fund's total investments as of October 31, 2009. The management report makes reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

[GRAPHIC]   SCHEDULE OF INVESTMENTS
            PRIMECAP ODYSSEY STOCK FUND
            OCTOBER 31, 2009

  Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS: 94.1%
CONSUMER DISCRETIONARY: 17.3%
    27,500   Amazon.com, Inc. (a) ..............................   $  3,267,275
    63,700   Bed Bath & Beyond, Inc. (a) .......................      2,242,877
   211,900   CarMax, Inc. (a) ..................................      4,168,073
   145,400   Collective Brands, Inc. (a) .......................      2,697,170
    58,500   DIRECTV Group, Inc. (The) (a) .....................      1,538,550
   199,300   Dress Barn, Inc. (a) ..............................      3,597,365
    29,200   Kohl's Corp. (a) ..................................      1,670,824
    65,200   Mattel, Inc. ......................................      1,234,236
     8,100   Men's Wearhouse, Inc. .............................        187,677
    53,900   Sony Corp. - ADR ..................................      1,584,121
    83,650   TJX Cos, Inc. .....................................      3,124,327
    50,000   Walt Disney Co. (The) .............................      1,368,500
    60,900   Whirlpool Corp. ...................................      4,359,831
                                                                   ------------
                                                                     31,040,826
                                                                   ------------
CONSUMER STAPLES: 1.3%
    24,000   Kellogg Co. .......................................      1,236,960
    18,600   Procter & Gamble Co. ..............................      1,078,800
                                                                   ------------
                                                                      2,315,760
                                                                   ------------
ENERGY: 5.1%
    13,000   ConocoPhillips ....................................        652,340
    18,600   EnCana Corp. ......................................      1,030,254
    35,800   EOG Resources, Inc. ...............................      2,923,428
    33,800   National Oilwell Varco, Inc. (a) ..................      1,385,462
    11,200   Noble Energy, Inc. ................................        735,056
    40,534   Schlumberger Ltd. .................................      2,521,215
                                                                   ------------
                                                                      9,247,755
                                                                   ------------
FINANCIALS: 4.8%
       586   Berkshire Hathaway, Inc. - Class B (a) ............      1,923,838
    27,900   Chubb Corp. .......................................      1,353,708
   100,100   Discover Financial Services .......................      1,415,414
   168,450   Marsh & McLennan Cos, Inc. ........................      3,951,837
                                                                   ------------
                                                                      8,644,797
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY STOCK FUND
OCTOBER 31, 2009 - (CONTINUED)

  Shares                                                               Value
--------------------------------------------------------------------------------
HEALTH CARE: 27.3%
    75,000   Affymetrix, Inc. (a) ..............................   $    392,250
    97,500   Amgen, Inc. (a) ...................................      5,238,675
    69,900   Biogen Idec, Inc. (a) .............................      2,944,887
   300,600   Boston Scientific Corp. (a) .......................      2,440,872
   247,300   Eli Lilly & Co. ...................................      8,410,673
    76,000   GlaxoSmithKline PLC - ADR .........................      3,128,160
    25,000   Johnson & Johnson .................................      1,476,250
   160,300   Medtronic, Inc. ...................................      5,722,710
   126,950   Novartis AG - ADR .................................      6,595,052
    15,000   Pfizer, Inc. ......................................        255,450
    44,100   Roche Holding AG - CHF ............................      7,079,901
    14,500   Sanofi Aventis - ADR ..............................        535,340
    84,400   Waters Corp. (a) ..................................      4,847,092
                                                                   ------------
                                                                     49,067,312
                                                                   ------------
INDUSTRIALS: 14.2%
    23,800   Alaska Air Group, Inc. (a) ........................        612,136
    50,000   Alexander & Baldwin, Inc. .........................      1,441,500
   228,000   AMR Corp. (a) .....................................      1,228,920
    79,700   Boeing Co. ........................................      3,809,660
    21,500   Caterpillar, Inc. .................................      1,183,790
     6,500   Deere & Co. .......................................        296,075
    14,000   FedEx Corp. .......................................      1,017,660
    89,200   Honeywell International, Inc. .....................      3,201,388
    23,500   JetBlue Airways Corp. (a) .........................        116,560
    77,100   McDermott International, Inc. (a) .................      1,713,933
     5,200   Norfolk Southern Corp. ............................        242,424
    26,800   Pall Corp. ........................................        850,632
    55,800   Rockwell Automation, Inc. .........................      2,285,010
   373,100   Southwest Airlines Co. ............................      3,134,040
     1,900   Thomas & Betts Corp. (a) ..........................         64,999
    20,000   Union Pacific Corp. ...............................      1,102,800
    61,400   United Parcel Service, Inc. .......................      3,295,952
                                                                   ------------
                                                                     25,597,479
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY STOCK FUND
OCTOBER 31, 2009 - (CONTINUED)

  Shares                                                               Value
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY: 18.8%
    18,550   Accenture Ltd. - Class A ..........................        687,834
   118,700   Applied Materials, Inc. ...........................      1,448,140
    63,321   ASML Holding N.V. - ADR ...........................      1,705,868
    45,600   Corning, Inc. .....................................        666,216
    45,100   Electronic Arts, Inc. (a) .........................        822,624
   237,800   EMC Corp. (a). ....................................      3,916,566
     1,000   Google, Inc. (a) ..................................        536,120
    25,400   Hewlett-Packard Co. ...............................      1,205,484
    63,800   Intel Corp. .......................................      1,219,218
    44,400   Intersil Corp. ....................................        557,220
    51,900   Intuit, Inc. (a) ..................................      1,508,733
    30,100   KLA-Tencor Corp. ..................................        978,551
   250,000   L.M. Ericsson Telephone Co. - ADR .................      2,600,000
   121,800   Microsoft Corp. ...................................      3,377,514
   101,900   Motorola, Inc. ....................................        873,283
    54,800   NeuStar, Inc. - Class A (a) .......................      1,265,880
    80,000   NVIDIA Corp. (a) ..................................        956,800
    79,500   Oracle Corp. ......................................      1,677,450
    20,200   Research In Motion Ltd. (a) .......................      1,186,346
   108,800   Symantec Corp. (a) ................................      1,912,704
   142,400   Texas Instruments, Inc. ...........................      3,339,280
    42,400   Xilinx, Inc. ......................................        922,200
    22,800   Yahoo!, Inc. (a) ..................................        362,520
                                                                   ------------
                                                                     33,726,551
                                                                   ------------
MATERIALS: 5.1%
     8,725   Domtar Corp. (a) ..................................        365,490
    22,300   Freeport-McMoRan Copper & Gold, Inc. (a) ..........      1,635,928
    34,600   Monsanto Co. ......................................      2,324,428
    30,000   Newmont Mining Corp ...............................      1,303,800
    19,400   Potash Corp. of Saskatchewan ......................      1,799,932
     7,400   Praxair, Inc. .....................................        587,856
    23,600   Vulcan Materials Co. ..............................      1,086,308
                                                                   ------------
                                                                      9,103,742
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY STOCK FUND
OCTOBER 31, 2009 - (CONTINUED)

  Shares                                                               Value
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES: 0.2%
   104,750   Sprint Nextel Corp. (a) ...........................   $    310,060
                                                                   ------------
                                                                        310,060
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $168,613,899) ..........................................    169,054,282
                                                                   ------------
SHORT TERM INVESTMENTS: 5.6%
10,103,069   Dreyfus Treasury Prime Cash Management ............     10,103,069
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $10,103,069) ...........................................     10,103,069
                                                                   ------------
TOTAL INVESTMENTS
  (Cost $178,716,968): 99.7% ...................................    179,157,351
Other Assets in Excess of Liabilities: 0.3% ....................        514,799
                                                                   ------------
TOTAL NET ASSETS: 100.0% .......................................   $179,672,150
                                                                   ============

----------
Percentages are stated as a percent of net assets.
ADR - American Depository Receipt.
CHF - Swiss Security.
(a) Non Income Producing.

   The accompanying notes are an integral part of these financial statements.

[GRAPHIC]   SCHEDULE OF INVESTMENTS
            PRIMECAP ODYSSEY GROWTH FUND
            OCTOBER 31, 2009

  Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS: 93.4%
CONSUMER DISCRETIONARY: 9.8%
   250,000   99 Cents Only Stores (a) ..........................   $  2,842,500
    65,800   Amazon.com, Inc. (a) ..............................      7,817,698
   213,600   Bed Bath & Beyond, Inc. (a) .......................      7,520,856
   717,000   CarMax, Inc. (a). .................................     14,103,390
    40,000   Carnival Corp. ....................................      1,164,800
   166,200   DIRECTV Group, Inc. (The) (a) .....................      4,371,060
   357,900   Dress Barn, Inc. (a) ..............................      6,460,095
   228,500   Gentex Corp. ......................................      3,658,285
    55,850   Kohl's Corp. (a) ..................................      3,195,737
   184,800   Mattel, Inc. ......................................      3,498,264
   343,800   Quiksilver, Inc. (a) ..............................        684,162
   312,100   Sony Corp. - ADR ..................................      9,172,619
   134,650   TJX Cos, Inc. .....................................      5,029,178
                                                                   ------------
                                                                     69,518,644
                                                                   ------------
CONSUMER STAPLES: 0.2%
    22,200   Procter & Gamble Co. ..............................      1,287,600
                                                                   ------------
ENERGY: 5.6%
    21,000   ConocoPhillips ....................................      1,053,780
    70,000   EnCana Corp. ......................................      3,877,300
   115,400   EOG Resources, Inc. ...............................      9,423,564
   140,000   National Oilwell Varco, Inc. (a) ..................      5,738,600
    30,000   Noble Energy, Inc. ................................      1,968,900
   170,000   Oceaneering International, Inc. (a) ...............      8,687,000
    10,000   Range Resources Corp. .............................        500,500
   130,100   Schlumberger Ltd. .................................      8,092,220
                                                                   ------------
                                                                     39,341,864
                                                                   ------------
FINANCIALS: 3.1%
    29,000   Bank of New York Mellon Corp. (The) ...............        773,140
     1,779   Berkshire Hathaway, Inc. - Class B (a) ............      5,840,457
    80,000   Chubb Corp. .......................................      3,881,600
   420,000   Marsh & McLennan Cos, Inc. ........................      9,853,200
   120,000   Progressive Corp. (The) (a) .......................      1,920,000
                                                                   ------------
                                                                     22,268,397
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY GROWTH FUND
OCTOBER 31, 2009 - (CONTINUED)

  Shares                                                               Value
--------------------------------------------------------------------------------
HEALTH CARE: 34.0%
   500,000   Abiomed, Inc. (a) .................................   $  4,525,000
   750,000   Accuray, Inc. (a) .................................      4,327,500
   281,000   Affymetrix, Inc. (a) ..............................      1,469,630
   537,600   Amgen, Inc. (a) ...................................     28,885,248
   156,300   Biogen Idec, Inc. (a) .............................      6,584,919
   274,900   BioMarin Pharmaceutical, Inc. (a) .................      4,277,444
   922,100   Boston Scientific Corp. (a) .......................      7,487,452
 1,100,100   Cepheid, Inc. (a) .................................     14,598,327
   140,000   Cerner Corp. (a) ..................................     10,645,600
   229,900   Charles River Laboratories International, Inc. (a)       8,395,948
 1,151,800   Conceptus, Inc. (a) ...............................     20,202,572
   310,000   Dendreon Corp. (a) ................................      7,833,700
   827,400   Eli Lilly & Co. ...................................     28,139,874
    88,800   GlaxoSmithKline PLC - ADR .........................      3,655,008
   220,000   Illumina, Inc. (a) ................................      7,062,000
    80,000   Johnson & Johnson .................................      4,724,000
   200,000   Kinetic Concepts, Inc. (a) ........................      6,638,000
   509,100   Medtronic, Inc. ...................................     18,174,870
   288,100   Micrus Endovascular Corp. (a) .....................      3,405,342
   260,800   Novartis AG - ADR .................................     13,548,560
   160,000   OraSure Technologies, Inc. (a) ....................        521,600
   146,900   Roche Holding AG - CHF. ...........................     23,583,614
   136,200   SurModics, Inc. (a) ...............................      3,488,082
   146,500   Waters Corp. (a) ..................................      8,413,495
                                                                   ------------
                                                                    240,587,785
                                                                   ------------
INDUSTRIALS: 8.9%
 1,227,300   AMR Corp. (a) .....................................      6,615,147
   200,000   C. H. Robinson Worldwide, Inc. ....................     11,022,000
   136,000   Caterpillar, Inc. .................................      7,488,160
   187,565   Colfax Corp. (a) ..................................      2,040,707
   160,000   Expeditors International Washington, Inc. .........      5,155,200
    50,600   FedEx Corp. .......................................      3,678,114
   284,550   JetBlue Airways Corp. (a) .........................      1,411,368
   180,000   McDermott International, Inc. (a) .................      4,001,400
    67,800   Pall Corp. ........................................      2,151,972
    33,100   Rockwell Automation, Inc. .........................      1,355,445
 1,392,900   Southwest Airlines Co. ............................     11,700,360
   113,300   United Parcel Service, Inc. .......................      6,081,944
                                                                   ------------
                                                                     62,701,817
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY GROWTH FUND
OCTOBER 31, 2009 - (CONTINUED)

  Shares                                                               Value
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY: 29.4%
    57,850   Accenture Ltd. - Class A ..........................   $  2,145,078
    78,200   Adobe Systems, Inc. (a) ...........................      2,575,908
   200,000   Akamai Technologies, Inc. (a) .....................      4,400,000
   400,000   Altera Corp. ......................................      7,916,000
   289,300   Applied Materials, Inc. ...........................      3,529,460
   282,544   ASML Holding N.V. - ADR ...........................      7,611,735
   138,000   Avid Technology, Inc. (a) .........................      1,742,940
   134,300   Avocent Corp. (a) .................................      3,340,041
    30,000   Cisco Systems, Inc. (a) ...........................        685,500
   198,800   Corning, Inc. .....................................      2,904,468
   194,700   Cree, Inc. (a) ....................................      8,196,870
    37,000   Cymer, Inc. (a) ...................................      1,266,880
   440,000   Electronic Arts, Inc. (a) .........................      8,025,600
   783,700   EMC Corp. (a) .....................................     12,907,539
 1,240,000   Flextronics International Ltd. (a) ................      8,035,200
   529,700   FormFactor, Inc. (a) ..............................      8,999,603
    36,460   Google, Inc. - Class A (a) ........................     19,546,935
    42,100   Hewlett-Packard Co. ...............................      1,998,066
   185,500   Intel Corp. .......................................      3,544,905
   170,000   Intersil Corp. - Class A ..........................      2,133,500
   390,400   Intuit, Inc. (a) ..................................     11,348,928
    88,800   KLA-Tencor Corp. ..................................      2,886,888
 1,015,000   L.M. Ericsson Telephone Co. - ADR .................     10,556,000
    49,000   McAfee, Inc. (a) ..................................      2,052,120
    42,000   Micron Technology, Inc. (a) .......................        285,180
   292,300   Microsoft Corp. ...................................      8,105,479
   208,200   Motorola, Inc. ....................................      1,784,274
   195,900   NeuStar, Inc. - Class A (a) .......................      4,525,290
   800,000   Nuance Communications, Inc. (a) ...................     10,488,000
   280,000   NVIDIA Corp. (a) ..................................      3,348,800
   231,100   Oracle Corp. ......................................      4,876,210
    70,000   QUALCOMM, Inc. ....................................      2,898,700
   409,800   Rambus, Inc. (a) ..................................      6,556,800
    73,750   Research In Motion Ltd. (a) .......................      4,331,338
   151,800   SanDisk Corp. (a) .................................      3,108,864

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY GROWTH FUND
OCTOBER 31, 2009 - (CONTINUED)

  Shares                                                               Value
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
   171,400   Stratasys, Inc. (a) ...............................   $  2,704,692
   289,000   Symantec Corp. (a) ................................      5,080,620
   301,000   Texas Instruments, Inc. ...........................      7,058,450
    22,900   Trimble Navigation Ltd. (a) .......................        480,213
   158,300   Xilinx, Inc. ......................................      3,443,025
                                                                   ------------
                                                                    207,426,099
                                                                   ------------
MATERIALS: 2.3%
   139,800   Monsanto Co. ......................................      9,391,764
    37,150   Praxair, Inc. .....................................      2,951,196
    80,000   Vulcan Materials Co. ..............................      3,682,400
                                                                   ------------
                                                                     16,025,360
                                                                   ------------
TELECOMMUNICATION SERVICES: 0.1%
   292,450   Sprint Nextel Corp. (a) ...........................        865,652
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $692,155,643) ..........................................    660,023,218
                                                                   ------------
SHORT TERM INVESTMENTS: 6.5%
45,917,687   Dreyfus Treasury Prime Cash Management ............     45,917,687
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $45,917,687) ...........................................     45,917,687
                                                                   ------------
TOTAL INVESTMENTS
  (Cost $738,073,330): 99.9%. ..................................    705,940,905
Other Assets in Excess of Liabilities: 0.1% ....................        548,872
                                                                   ------------
TOTAL NET ASSETS: 100.0% .......................................   $706,489,777
                                                                   ============

----------
Percentages are stated as a percent of net assets.
ADR - American Depository Receipt.
CHF - Swiss Security.
(a) Non Income Producing.

   The accompanying notes are an integral part of these financial statements.

[GRAPHIC]   SCHEDULE OF INVESTMENTS
            PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
            OCTOBER 31, 2009

  Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS: 92.1%
CONSUMER DISCRETIONARY: 4.9%
    63,000   Amazon.com, Inc. (a) ..............................   $  7,485,030
   293,400   CarMax, Inc. (a) ..................................      5,771,178
    74,700   DIRECTV Group, Inc. (The) (a) .....................      1,964,610
   140,000   Gentex Corp. ......................................      2,241,400
   229,000   Quiksilver, Inc. (a) ..............................        455,710
                                                                   ------------
                                                                     17,917,928
                                                                   ------------
CONSUMER STAPLES: 5.5%
   736,866   American Italian Pasta Co. - Class A (a) ..........     20,020,649
                                                                   ------------
ENERGY: 4.2%
    90,000   Cabot Oil & Gas Corp. .............................      3,462,300
    32,000   EOG Resources, Inc. ...............................      2,613,120
    60,000   National Oilwell Varco, Inc. (a) ..................      2,459,400
    74,000   Oceaneering International, Inc. (a) ...............      3,781,400
    60,000   Range Resources Corp. .............................      3,003,000
                                                                   ------------
                                                                     15,319,220
                                                                   ------------
FINANCIALS: 2.0%
   605,820   MarketAxess Holdings, Inc. (a) ....................      7,197,141
                                                                   ------------
HEALTH CARE: 33.8%
   894,673   Abiomed, Inc. (a) .................................      8,096,791
   390,000   Accuray, Inc. (a) .................................      2,250,300
   222,000   Affymetrix, Inc. (a) ..............................      1,161,060
    65,000   Biogen Idec, Inc. (a) .............................      2,738,450
   510,300   BioMarin Pharmaceutical, Inc. (a) .................      7,940,268
   948,100   Boston Scientific Corp. (a) .......................      7,698,572
   591,600   Cardica, Inc. (a) .................................        739,500
 1,152,800   Cepheid, Inc. (a) .................................     15,297,656
    50,900   Charles River Laboratories International, Inc. (a)       1,858,868
   770,950   Conceptus, Inc. (a) ...............................     13,522,463
   525,300   Dendreon Corp. (a) ................................     13,274,331
 1,150,000   Dyax Corp. (a) ....................................      3,611,000
    60,000   ev3, Inc. (a) .....................................        706,800
   587,200   Immunogen, Inc. (a) ...............................      3,928,368
   198,500   Kinetic Concepts, Inc. (a) ........................      6,588,215
   140,000   Luminex Corp. (a) .................................      2,060,800

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
OCTOBER 31, 2009 - (CONTINUED)

  Shares                                                               Value
--------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
   315,000   Micrus Endovascular Corp. (a) .....................   $  3,723,300
   260,000   Nektar Therapeutics (a) ...........................      2,111,200
 1,417,745   OraSure Technologies, Inc. (a) ....................      4,621,849
 1,233,539   Pharmacyclics, Inc. (a) ...........................      2,405,401
    96,600   Roche Holding AG - CHF ............................     15,508,353
   116,000   SurModics, Inc. (a) ...............................      2,970,760
                                                                   ------------
                                                                    122,814,305
                                                                   ------------
INDUSTRIALS: 7.4%
   195,000   Alaska Air Group, Inc. (a) ........................      5,015,400
   960,000   AMR Corp. (a) .....................................      5,174,400
    64,000   C. H. Robinson Worldwide, Inc. ....................      3,527,040
   441,210   Colfax Corp. (a) ..................................      4,800,365
   495,425   JetBlue Airways Corp. (a) .........................      2,457,308
    53,000   Monster Worldwide, Inc. (a) .......................        769,560
    52,600   Pall Corp. ........................................      1,669,524
   320,600   Southwest Airlines Co. ............................      2,693,040
    90,000   US Airways Group, Inc. (a) ........................        275,400
    60,000   Vitran Corp, Inc. (a) .............................        513,600
                                                                   ------------
                                                                     26,895,637
                                                                   ------------
INFORMATION TECHNOLOGY: 33.5%
   180,000   Akamai Technologies, Inc. (a) .....................      3,960,000
   340,000   Altera Corp. ......................................      6,728,600
   283,288   ASML Holding N.V. - ADR ...........................      7,631,779
   115,000   Avid Technology, Inc. (a) .........................      1,452,450
   205,000   Avocent Corp. (a) .................................      5,098,350
   145,600   Cree, Inc. (a) ....................................      6,129,760
    96,500   Cymer, Inc. (a) ...................................      3,304,160
    50,000   eBay, Inc. (a) ....................................      1,113,500
   450,200   Electronic Arts, Inc. (a) .........................      8,211,648
   200,000   EMC Corp. (a) .....................................      3,294,000
   200,000   FARO Technologies, Inc. (a) .......................      3,092,000
   493,800   FormFactor, Inc. (a) ..............................      8,389,662
    17,100   Google, Inc. (a) ..................................      9,167,652
   452,100   Guidance Software, Inc. (a) .......................      2,518,197
   113,800   Intermec, Inc. (a) ................................      1,402,016
   255,000   Intuit, Inc. (a) ..................................      7,412,850
   165,300   KLA-Tencor Corp. ..................................      5,373,903

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
OCTOBER 31, 2009 - (CONTINUED)

  Shares                                                               Value
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
    57,500   McAfee, Inc. (a) ..................................   $  2,408,100
    40,000   Micron Technology, Inc. (a) .......................        271,600
   149,200   NeuStar, Inc. - Class A (a) .......................      3,446,520
   340,000   Nuance Communications, Inc. (a) ...................      4,457,400
   246,550   NVIDIA Corp. (a) ..................................      2,948,738
   311,800   Rambus, Inc. (a) ..................................      4,988,800
    96,900   Research In Motion Ltd. (a) .......................      5,690,937
   111,700   SanDisk Corp. (a) .................................      2,287,616
   214,300   SonicWall, Inc. (a) ...............................      1,701,542
   262,400   Stratasys, Inc. (a) ...............................      4,140,672
   180,900   Symantec Corp. (a) ................................      3,180,222
    58,000   Trimble Navigation Ltd (a) ........................      1,216,260
    25,000   Websense, Inc. (a) ................................        401,500
    25,000   Yahoo!, Inc. (a) ..................................        397,500
                                                                   ------------
                                                                    121,817,934
                                                                   ------------
MATERIALS: 0.6%
    30,000   Monsanto Co. ......................................      2,015,400
                                                                   ------------
TELECOMMUNICATION SERVICES: 0.2%
   296,700   Sprint Nextel Corp. (a) ...........................        878,232
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $349,226,570) ..........................................    334,876,446
                                                                   ------------
SHORT TERM INVESTMENTS: 8.3%
30,252,330   Dreyfus Treasury Prime Cash Management ............     30,252,330
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $30,252,330) ...........................................     30,252,330
                                                                   ------------
TOTAL INVESTMENTS
  (Cost $379,478,900): 100.4% ..................................    365,128,776
Liabilities in Excess of Other Assets: (0.4)% ..................     (1,297,984)
                                                                   ------------
TOTAL NET ASSETS: 100.0% .......................................   $363,830,792
                                                                   ============

----------
Percentages are stated as a percent of net assets.
ADR - American Depository Receipt.
CHF - Swiss Security.
(a) Non Income Producing.

   The accompanying notes are an integral part of these financial statements.

[GRAPHIC]   STATEMENTS OF ASSETS AND LIABILITIES
            PRIMECAP ODYSSEY FUNDS
            OCTOBER 31, 2009

                                                 PRIMECAP         PRIMECAP         PRIMECAP
                                                  ODYSSEY          ODYSSEY    ODYSSEY AGGRESSIVE
                                                 STOCK FUND      GROWTH FUND      GROWTH FUND
                                               -------------    -------------    -------------
ASSETS
  Investments, at cost .....................   $ 178,716,968    $ 738,073,330    $ 379,478,900
                                               =============    =============    =============
  Investments, at value ....................   $ 179,157,351    $ 705,940,905    $ 365,128,776
  Receivables:
    Dividends and interest .................         165,579          404,205          129,748
    Fund shares sold .......................         700,220        2,060,346          542,004
  Prepaid expenses and other assets ........           5,110            4,932            4,155
                                               -------------    -------------    -------------
    Total assets ...........................     180,028,260      708,410,388      365,804,683
                                               -------------    -------------    -------------
LIABILITIES
  Payable for securities purchased .........              --          350,460        1,136,231
  Payable for fund shares repurchased ......              --          432,675          186,266
  Payable to advisor (Note 6) ..............         260,962          957,859          510,330
  Payable to the custodian .................           2,479              405              431
  Other accrued expenses & liabilities .....          92,669          179,212          140,633
                                               -------------    -------------    -------------
    Total liabilities ......................         356,110        1,920,611        1,973,891
                                               -------------    -------------    -------------
NET ASSETS .................................   $ 179,672,150    $ 706,489,777    $ 363,830,792
                                               =============    =============    =============
Number of shares issued and
  outstanding (unlimited shares
  authorized, $0.01 par value) .............      15,370,380       57,986,448       29,505,941
                                               =============    =============    =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE ...............   $       11.69    $       12.18    $       12.33
                                               =============    =============    =============
COMPONENTS OF NET ASSETS
  Paid-in capital ..........................   $ 213,159,122    $ 752,813,354    $ 392,041,476
  Undistributed net investment
    income .................................       1,385,823        1,256,012               --
  Accumulated net realized loss
    on investments .........................     (35,321,874)     (15,465,695)     (13,876,683)
  Accumulated net unrealized
    appreciation (depreciation)
    on investments .........................         449,079      (32,113,894)     (14,334,001)
                                               -------------    -------------    -------------
      Net assets ...........................   $ 179,672,150    $ 706,489,777    $ 363,830,792
                                               =============    =============    =============

   The accompanying notes are an integral part of these financial statements.

[GRAPHIC]   STATEMENTS OF OPERATIONS
            PRIMECAP ODYSSEY FUNDS
            FOR THE YEAR ENDED OCTOBER 31, 2009

                                                 PRIMECAP         PRIMECAP         PRIMECAP
                                                  ODYSSEY          ODYSSEY    ODYSSEY AGGRESSIVE
                                                 STOCK FUND      GROWTH FUND      GROWTH FUND
                                               -------------    -------------    -------------
INVESTMENT INCOME
  Income
    Dividends (net of foreign taxes
      withheld of $82,555, $156,499,
      and $47,051, respectively) ...........   $   3,040,012    $   5,136,249    $     616,666
    Interest income ........................           8,783           16,089           10,955
                                               -------------    -------------    -------------
      Total income .........................       3,048,795        5,152,338          627,621
                                               -------------    -------------    -------------
  Expenses
    Advisory fees ..........................       1,004,907        2,739,706        1,506,221
    Fund administration and
      accounting costs .....................         101,213          247,295          137,544
    Professional fees ......................          58,952           91,579           66,531
    Shareholder servicing fees
      and expenses .........................          97,134          172,725          165,871
    Federal and state registration fees ....          28,985           30,773           28,539
    Custody fees ...........................          21,262           48,112           28,621
    Trustee fees and expenses ..............          29,024           29,244           28,974
    Printing and mailing ...................          17,216           32,444           48,450
    Other expenses .........................          30,789           63,347           36,606
                                               -------------    -------------    -------------
      Total expenses .......................       1,389,482        3,455,225        2,047,357
                                               -------------    -------------    -------------
        NET INVESTMENT INCOME (LOSS) .......       1,659,313        1,697,113       (1,419,736)
                                               -------------    -------------    -------------
REALIZED AND CHANGE IN
UNREALIZED GAIN
ON INVESTMENTS
  Net realized loss on investments .........     (28,008,473)     (13,802,550)     (10,430,012)
                                               -------------    -------------    -------------
  Net change in unrealized
    appreciation on investments ............      47,825,757      114,126,729       85,726,892
                                               -------------    -------------    -------------
  Net realized loss and net change in
    unrealized gain on investments .........      19,817,284      100,324,179       75,296,880
                                               -------------    -------------    -------------
      NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS ..........   $  21,476,597    $ 102,021,292    $  73,877,144
                                               =============    =============    =============

   The accompanying notes are an integral part of these financial statements.

[GRAPHIC]   STATEMENT OF CHANGES IN NET ASSETS
            PRIMECAP ODYSSEY STOCK FUND

                                                                   YEAR ENDED        YEAR ENDED
                                                                OCTOBER 31, 2009  OCTOBER 31, 2008
                                                                ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income .......................................   $   1,659,313    $   1,050,452
  Net realized loss on investments ............................     (28,008,473)      (4,884,429)
  Net change in unrealized appreciation (depreciation)
    on investments ............................................      47,825,757      (72,983,012)
                                                                  -------------    -------------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ...............................      21,476,597      (76,816,989)
                                                                  -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .......................................      (1,193,169)      (1,004,697)
  Realized gain on investments ................................              --       (1,730,950)
                                                                  -------------    -------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................      (1,193,169)      (2,735,647)
                                                                  -------------    -------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...................................     100,416,214      105,717,172
  Proceeds from reinvestment of distribution ..................       1,191,178        2,729,618
  Cost of shares redeemed .....................................    (129,262,401)     (58,327,033)
  Redemption fee proceeds .....................................          72,580           16,796
                                                                  -------------    -------------
    NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS ...     (27,582,429)      50,136,553
                                                                  -------------    -------------
    TOTAL DECREASE IN NET ASSETS ..............................      (7,299,001)     (29,416,083)

NET ASSETS
  Beginning of year ...........................................     186,971,151      216,387,234
                                                                  -------------    -------------
  End of year (including undistributed net investment
    income of $1,385,823 and $893,333, respectively) ..........   $ 179,672,150    $ 186,971,151
                                                                  =============    =============
CHANGE IN CAPITAL SHARES
  Shares Outstanding, beginning of year .......................      18,503,767       14,221,625
                                                                  -------------    -------------
    Shares sold ...............................................      10,460,306        8,671,951
    Shares issued on reinvestment of distributions ............         129,476          195,812
    Shares repurchased ........................................     (13,723,169)      (4,585,621)
                                                                  -------------    -------------
      Net increase (decrease) in capital shares ...............      (3,133,387)       4,282,142
                                                                  -------------    -------------
  Shares Outstanding, end of year .............................      15,370,380       18,503,767
                                                                  =============    =============

   The accompanying notes are an integral part of these financial statements.

[GRAPHIC]   STATEMENT OF CHANGES IN NET ASSETS
            PRIMECAP ODYSSEY GROWTH FUND

                                                               YEAR ENDED        YEAR ENDED
                                                            OCTOBER 31, 2009  OCTOBER 31, 2008
                                                            ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ...................................   $   1,697,113    $   1,260,052
  Net realized loss on investments ........................     (13,802,550)      (1,685,524)
  Net change in unrealized appreciation (depreciation)
   on investments .........................................     114,126,729     (210,303,550)
                                                              -------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ............................     102,021,292     (210,729,022)
                                                              -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...................................      (1,291,445)      (1,327,014)
  Realized gain on investments ............................              --       (1,320,226)
                                                              -------------    -------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...................      (1,291,445)      (2,647,240)
                                                              -------------    -------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...............................     371,086,180      219,128,199
  Proceeds from reinvestment of distribution ..............       1,224,200        2,590,543
  Cost of shares redeemed .................................    (178,976,597)    (108,029,238)
  Redemption fee proceeds .................................          46,291           50,321
                                                              -------------    -------------
    NET INCREASE FROM CAPITAL SHARE TRANSACTIONS ..........     193,380,074      113,739,825
                                                              -------------    -------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS ...............     294,109,921      (99,636,437)
NET ASSETS
  Beginning of period .....................................     412,379,856      512,016,293
                                                              -------------    -------------
  End of year (including undistributed net investment
    income of $1,256,012 and $874,008, respectively) ......   $ 706,489,777    $ 412,379,856
                                                              =============    =============
CHANGE IN CAPITAL SHARES
  Shares Outstanding, beginning of year ...................      40,960,083       32,598,060
                                                              -------------    -------------
    Shares sold ...........................................      35,350,990       16,494,850
    Shares issued on reinvestment of distributions ........         132,203          180,904
    Shares repurchased ....................................     (18,456,828)      (8,313,731)
                                                              -------------    -------------
      Net increase in capital shares ......................      17,026,365        8,362,023
                                                              -------------    -------------
  Shares Outstanding, end of year .........................      57,986,448       40,960,083
                                                              =============    =============

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

                                                               YEAR ENDED       YEAR ENDED
                                                           OCTOBER 31, 2009  OCTOBER 31, 2008
                                                           ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment loss ....................................   $  (1,419,736)   $  (1,315,073)
  Net realized loss on investments .......................     (10,430,012)      (3,398,525)
  Net change in unrealized appreciation (depreciation)
    on investments .......................................      85,726,892     (146,850,322)
                                                             -------------    -------------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ..........................      73,877,144     (151,563,920)
                                                             -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
  Realized gain on investments ...........................              --       (2,095,284)
                                                             -------------    -------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ..............................     125,071,901       95,788,080
  Proceeds from reinvestment of distribution .............              --        2,053,073
  Cost of shares repurchased .............................     (60,586,982)     (94,028,746)
  Redemption fee proceeds ................................          40,419           41,578
                                                             -------------    -------------
    NET INCREASE FROM CAPITAL SHARE TRANSACTIONS .........      64,525,338        3,853,985
                                                             -------------    -------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS ..............     138,402,482     (149,805,219)

NET ASSETS
  Beginning of year ......................................     225,428,310      375,233,529
                                                             -------------    -------------
  End of year ............................................   $ 363,830,792    $ 225,428,310
                                                             =============    =============
CHANGE IN CAPITAL SHARES
  Shares Outstanding, beginning of year ..................      23,820,611       23,401,238
                                                             -------------    -------------
    Shares sold ..........................................      12,038,983        7,717,895
    Shares issued on reinvestment of distributions .......              --          146,753
    Shares repurchased ...................................      (6,353,653)      (7,445,275)
                                                             -------------    -------------
      Net increase in capital shares .....................       5,685,330          419,373
                                                             -------------    -------------
  Shares Outstanding, end of year ........................      29,505,941       23,820,611
                                                             =============    =============

   The accompanying notes are an integral part of these financial statements.

[GRAPHIC]   FINANCIAL HIGHLIGHTS
            PRIMECAP ODYSSEY STOCK FUND
            FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS ANNUAL REPORT.

                                                  YEAR           YEAR           YEAR           YEAR          YEAR
                                                 ENDED          ENDED          ENDED          ENDED         ENDED
                                                OCT. 31,       OCT. 31,       OCT. 31,       OCT. 31,      OCT. 31,
                                                  2009           2008           2007           2006         2005(2)
                                                --------       --------       --------       --------      --------
Net asset value, beginning of period ........   $  10.10       $  15.22       $  13.48       $  11.48      $  10.00
                                                --------       --------       --------       --------      --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..............       0.10           0.06           0.07           0.03         (0.01)
  Net realized and unrealized
    gain (loss) on investments ..............       1.55          (4.99)          1.79           1.97          1.49
                                                --------       --------       --------       --------      --------
Total from investment operations ............       1.65          (4.93)          1.86           2.00          1.48
                                                --------       --------       --------       --------      --------
LESS DISTRIBUTIONS:
  Dividends from net investment income ......      (0.06)         (0.07)         (0.04)          0.00(1)       0.00
  Distributions from realized gain ..........       0.00          (0.12)         (0.08)          0.00(1)       0.00
                                                --------       --------       --------       --------      --------
Total distributions .........................      (0.06)         (0.19)         (0.12)          0.00          0.00
                                                --------       --------       --------       --------      --------
Redemption fee proceeds .....................       0.00(1)        0.00(1)        0.00(1)        0.00(1)       0.00(1)
                                                --------       --------       --------       --------      --------
Net asset value, end of period ..............   $  11.69       $  10.10       $  15.22       $  13.48      $  11.48
                                                ========       ========       ========       ========      ========
Total return ................................      16.55%        (32.73%)        13.88%         17.48%        14.80%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) ......   $  179.7       $  187.0       $  216.4       $   88.4      $   30.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses
    absorbed or recouped ....................       0.80%          0.79%          0.81%          0.99%         1.80%
  After fees waived and expenses
    absorbed or recouped ....................       0.80%          0.79%          0.81%          0.99%         1.25%

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS ..............       0.96%          0.51%          0.59%          0.41%        (0.11%)

Portfolio turnover rate .....................      33.55%          9.66%          5.87%          4.09%        12.46%

(1) Amount represents less than $0.01 per share.
(2) Commenced operations on November 1, 2004.

   The accompanying notes are an integral part of these financial statements.

[GRAPHIC]   FINANCIAL HIGHLIGHTS
            PRIMECAP ODYSSEY GROWTH FUND
            FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS ANNUAL REPORT.

                                                   YEAR           YEAR           YEAR           YEAR           YEAR
                                                  ENDED          ENDED          ENDED          ENDED          ENDED
                                                 OCT. 31,       OCT. 31,       OCT. 31,       OCT. 31,       OCT. 31,
                                                   2009           2008           2007           2006          2005(2)
                                                 --------       --------       --------       --------       --------
Net asset value, beginning of period .........   $  10.07       $  15.71       $  13.76       $  11.62       $  10.00
                                                 --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...............       0.03           0.03           0.04           0.01          (0.01)
  Net realized and unrealized
    gain (loss) on investments ...............       2.11          (5.59)          2.07           2.14           1.63
                                                 --------       --------       --------       --------       --------
Total from investment operations .............       2.14          (5.56)          2.11           2.15           1.62
                                                 --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  Dividends from net investment income .......      (0.03)         (0.04)         (0.02)          0.00(1)        0.00
  Distributions from realized gain ...........       0.00          (0.04)         (0.14)         (0.01)          0.00
                                                 --------       --------       --------       --------       --------
Total distributions ..........................      (0.03)         (0.08)         (0.16)         (0.01)          0.00
                                                 --------       --------       --------       --------       --------
Redemption fee proceeds ......................       0.00(1)        0.00(1)        0.00(1)        0.00(1)        0.00(1)
                                                 --------       --------       --------       --------       --------
Net asset value, end of period ...............   $  12.18       $  10.07       $  15.71       $  13.76       $  11.62
                                                 ========       ========       ========       ========       ========
Total return .................................      21.39%        (35.55%)        15.46%         18.49%         16.20%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) .......   $  706.5       $  412.4       $  512.0       $  202.2       $   46.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses
    absorbed or recouped .....................       0.71%          0.71%          0.75%          0.89%          1.79%
  After fees waived and expenses
    absorbed or recouped .....................       0.71%          0.71%          0.75%          0.89%          1.25%

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS ...............       0.35%          0.26%          0.30%          0.19%         (0.27%)

Portfolio turnover rate ......................      12.49%         12.72%          4.83%          6.87%          8.84%

(1)   Amount represents less than $0.01 per share.
(2)   Commenced operations on November 1, 2004.

   The accompanying notes are an integral part of these financial statements.

[GRAPHIC]   FINANCIAL HIGHLIGHTS
            PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
            FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS ANNUAL REPORT.

                                                  YEAR           YEAR           YEAR           YEAR           YEAR
                                                 ENDED          ENDED          ENDED          ENDED          ENDED
                                                OCT. 31,       OCT. 31,       OCT. 31,       OCT. 31,       OCT. 31,
                                                  2009           2008           2007           2006          2005(2)
                                                --------       --------       --------       --------       --------
Net asset value, beginning of period ........   $   9.46       $  16.03       $  13.92       $  11.24       $  10.00
                                                --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss .......................      (0.05)         (0.06)         (0.03)         (0.02)         (0.06)
  Net realized and unrealized
    gain (loss) on investments ..............       2.92          (6.42)          2.34           2.70           1.30
                                                --------       --------       --------       --------       --------
Total from investment operations ............       2.87          (6.48)          2.31           2.68           1.24
                                                --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  Distributions from realized gain ..........       0.00          (0.09)         (0.20)          0.00           0.00
                                                --------       --------       --------       --------       --------
Redemption fee proceeds .....................       0.00(1)        0.00(1)        0.00(1)        0.00(1)        0.00(1)
                                                --------       --------       --------       --------       --------
Net asset value, end of period ..............   $  12.33       $   9.46       $  16.03       $  13.92       $  11.24
                                                ========       ========       ========       ========       ========
Total return ................................      30.34%        (40.60%)        16.76%         23.84%         12.40%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) ......   $  363.8       $  225.4       $  375.2       $  119.9       $   22.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses
    absorbed or recouped ....................       0.77%          0.78%          0.78%          0.99%          1.82%
  After fees waived and expenses
    absorbed or recouped ....................       0.77%          0.78%          0.78%          0.99%          1.25%

RATIO OF NET INVESTMENT LOSS
  TO AVERAGE NET ASSETS .....................      (0.54%)        (0.46%)        (0.25%)        (0.33%)        (0.82%)

Portfolio turnover rate .....................      19.70%         24.32%          6.02%         12.30%          7.38%

(1)   Amount represents less than $0.01 per share.
(2)   Commenced operations on November 1, 2004.

   The accompanying notes are an integral part of these financial statements.

[GRAPHIC]   NOTES TO FINANCIAL STATEMENTS
            PRIMECAP ODYSSEY FUNDS
            FOR THE YEAR ENDED OCTOBER 31, 2009

(1) ORGANIZATION

PRIMECAP Odyssey Funds (the "Trust") was organized on June 8, 2004 as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of three series: PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (the "Funds"), each of which is diversified within the meaning of the 1940 Act. PRIMECAP Management Company (the "Investment Advisor") serves as investment advisor to the Funds. The Funds commenced operations on November 1, 2004. Each Fund's investment objective is to provide long-term capital appreciation. Each Fund is authorized to issue unlimited shares of beneficial interest. All shares within each Fund have equal rights with respect to voting.

(2) SIGNIFICANT ACCOUNTING POLICIES

The Funds consistently follow the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

      A.    SECURITY VALUATION.

            Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market, and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities in a foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally are determined prior to the close of the New York Stock Exchange (the "NYSE"). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Trust's board of trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of a security used by a Fund to calculate its net asset value per share ("NAV") may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments, and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

            Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
FOR THE YEAR ENDED OCTOBER 31, 2009 - (CONTINUED)

            Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

      B.    SHARE VALUATION.

            The net asset value per share ("NAV") of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund. The result is rounded to the nearest cent. The Funds' shares will not be priced on the days on which the NYSE is closed for trading.

      C.    FOREIGN CURRENCY.

            Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

      D.    FEDERAL INCOME TAXES.

            Each Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Funds intend to distribute substantially all of their taxable income and any capital gains in excess of applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

            The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

            There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2009, or for any other tax years which are open for exam. As of October 31, 2009, open tax years include the tax years ended October 31, 2006 through 2009. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
FOR THE YEAR ENDED OCTOBER 31, 2009 - (CONTINUED)

      E.    ALLOCATION OF EXPENSES.

            Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method.

      F.    SECURITY TRANSACTIONS, INVESTMENT INCOME, AND DISTRIBUTIONS.

            Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/ accreted using the effective interest method. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

      G.    USE OF ESTIMATES.

            The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

      H.    INDEMNIFICATION OBLIGATIONS.

            Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, the Funds would expect the risk of loss to be remote.

(3) INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2009 were as follows:

FUND                                              PURCHASES          SALES
---                                             ------------      ------------
PRIMECAP Odyssey Stock Fund ..................  $ 55,476,453      $ 69,751,420
PRIMECAP Odyssey Growth Fund .................  $216,696,413      $ 57,988,164
PRIMECAP Odyssey Aggressive Growth Fund ......  $ 97,019,919      $ 48,924,487

----------
These amounts exclude securities transferred in the in-kind transfer (Note 5).

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
FOR THE YEAR ENDED OCTOBER 31, 2009 - (CONTINUED)

(4) FAIR VALUE OF FINANCIAL INSTRUMENTS

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted unadjusted prices for identical instruments in active markets to which the Funds have access at the date of measurement.

      Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model- derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists, or instances where prices vary substantially over time or among brokered market makers.

      Level 3 - Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Funds own assumptions that market participants would use to price the asset or liability based on the best available information

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
FOR THE YEAR ENDED OCTOBER 31, 2009 - (CONTINUED)

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy for each Fund as of October 31, 2009. These assets are measured on a recurring basis.

                                           QUOTED PRICES     SIGNIFICANT
                                             IN ACTIVE          OTHER       SIGNIFICANT
                                             MARKETS FOR     OBSERVABLE    UNOBSERVABLE
                                          IDENTICAL ASSETS     INPUTS         INPUTS
FUND              DESCRIPTION                (LEVEL 1)        (LEVEL 2)      (LEVEL 3)        TOTAL
----              -----------             ----------------   -----------   ------------       -----
PRIMECAP          Equity
ODYSSEY STOCK     Common Stock              $169,054,282        $ --           $ --        $169,054,282
FUND                                        ------------        ----           ----        ------------
                  Total Equity              $169,054,282        $ --           $ --        $169,054,282
                                            ------------        ----           ----        ------------
                  Short-Term Investments    $ 10,103,069        $ --           $ --        $ 10,103,069
                                            ------------        ----           ----        ------------
                  Total Investments
                    in Securities           $179,157,351        $ --           $ --        $179,157,351
                                            ============        ====           ====        ============
PRIMECAP          Equity
ODYSSEY GROWTH      Common Stock            $660,023,218        $ --           $ --        $660,023,218
FUND                                        ------------        ----           ----        ------------
                    Total Equity            $660,023,218        $ --           $ --        $660,023,218
                                            ------------        ----           ----        ------------
                  Short-Term Investments    $ 45,917,687        $ --           $ --        $ 45,917,687
                                            ------------        ----           ----        ------------
                  Total Investments
                    in Securities           $705,940,905        $ --           $ --        $705,940,905
                                            ============        ====           ====        ============
PRIMECAP          Equity
ODYSSEY             Common Stock            $334,876,446        $ --           $ --        $334,876,446
AGGRESSIVE                                  ------------        ----           ----        ------------
GROWTH FUND         Total Equity            $334,876,446        $ --           $ --        $334,876,446
                                            ------------        ----           ----        ------------
                  Short-Term Investments    $ 30,252,330        $ --           $ --        $ 30,252,330
                                            ------------        ----           ----        ------------
                  Total Investments
                    in Securities           $365,128,776        $ --           $ --        $365,128,776
                                            ============        ====           ====        ============

----------
Refer to each Fund's respective Schedule of Investments for the breakdown of major categories.

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
FOR THE YEAR ENDED OCTOBER 31, 2009 - (CONTINUED)

(5) DISTRIBUTION TO SHAREHOLDERS

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of deferred wash sale losses.

As of October 31, 2009, the components of capital on a tax basis were as follows:

                                             PRIMECAP         PRIMECAP          PRIMECAP
                                             ODYSSEY          ODYSSEY      ODYSSEY AGGRESSIVE
                                            STOCK FUND       GROWTH FUND      GROWTH FUND
                                           -------------    -------------    -------------
Cost of investments
  for tax purposes(1) ..................   $ 183,468,929    $ 742,113,539    $ 379,523,723
                                           =============    =============    =============
Gross tax unrealized
  appreciation .........................      21,373,303       75,226,142       54,692,911
Gross tax unrealized
  depreciation .........................     (25,676,185)    (111,380,245)     (69,071,735)
                                           -------------    -------------    -------------
Net tax unrealized depreciation ........   $  (4,302,882)   $ (36,154,103)   $ (14,378,824)
                                           =============    =============    =============
Currently distributable
  ordinary income ......................   $   1,385,823    $   1,256,012    $          --
Currently distributable long-term
  capital gain .........................              --               --               --
                                           -------------    -------------    -------------
Currently total distributable
  earnings .............................   $   1,385,823    $   1,256,012    $          --
                                           -------------    -------------    -------------
Other accumulated loss .................   $ (30,569,914)   $ (11,425,486)   $ (13,831,859)
                                           -------------    -------------    -------------
Total accumulated loss .................   $ (33,486,973)   $ (46,323,577)   $ (28,210,683)
                                           =============    =============    =============

----------
(1) At October 31, 2009, the basis of investments for federal income tax purposes differs from the cost for financial reporting purposes due to the tax deferral of losses on wash sales.

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
FOR THE YEAR ENDED OCTOBER 31, 2009 - (CONTINUED)

U.S. Generally Accepted Accounting Principles (GAAP) require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the fiscal year ended October 31, 2009 the reclassifications were as follows:

                                UNDISTRIBUTED    ACCUMULATED
                               NET INVESTMENT   NET REALIZED
                                   INCOME           LOSS      PAID IN CAPITAL
                                   ------           ----      ---------------
PRIMECAP Odyssey
  Stock Fund .................       26,346      (2,388,622)     2,362,276
PRIMECAP Odyssey
  Growth Fund ................      (23,664)         23,664             --
PRIMECAP Odyssey
  Aggressive Growth Fund .....    1,419,736          (1,446)    (1,418,290)

The permanent differences relate to net operating loss and foreign currency adjustments and in-kind transfers of securities with differing book and tax methods of accounting. During the year ended October 31, 2009, the PRIMECAP Odyssey Stock Fund realized a $2,362,276 gain resulting from an in-kind transfer of securities to the PRIMECAP Odyssey Growth Fund in connection with a shareholder redemption. Because such gains are not taxable, the transaction resulted in a permanent book-to-tax difference for the PRIMECAP Odyssey Stock Fund.

At October 31, 2009, the PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund had capital loss carryovers of $30,569,914, $11,425,486, and $13,831,859, respectively, of which $4,884,883,
$1,686,809, and $3,399,678, expire on October 31, 2016 and $25,685,031,
$9,738,677, and $10,432,181, expire on October 31, 2017, respectively.

Tax components of dividends paid during the year ended October 31, 2009 and the year ended October 31, 2008 were as follows:

                                                     OCTOBER 31, 2009
                                            ---------------------------------
                                              ORDINARY            LONG-TERM
                                               INCOME            CAPITAL GAIN
                                            DISTRIBUTIONS       DISTRIBUTIONS
                                            -------------       -------------
PRIMECAP Odyssey Stock Fund. .............   $1,193,169          $       --
PRIMECAP Odyssey Growth Fund .............   $1,291,445          $       --
PRIMECAP Odyssey Aggressive Growth Fund ..   $       --          $       --

                                                     OCTOBER 31, 2008
                                            ---------------------------------
                                              ORDINARY            LONG-TERM
                                               INCOME            CAPITAL GAIN
                                            DISTRIBUTIONS       DISTRIBUTIONS
                                            -------------       -------------
PRIMECAP Odyssey Stock Fund. .............   $1,518,217          $1,217,430
PRIMECAP Odyssey Growth Fund .............   $2,159,493          $  487,747
PRIMECAP Odyssey Aggressive Growth Fund ..   $1,834,245          $  261,039

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
FOR THE YEAR ENDED OCTOBER 31, 2009- (CONTINUED)

The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended October 31, 2009.

(6) INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Trust has entered into an investment management agreement with the Investment Advisor on behalf of each Fund. Under the terms of the agreement, each of the Funds will pay a fee equal to the following annual percentages of average net assets:

                                            FOR THE FIRST    ASSETS IN EXCESS OF
                                             $100,000,000        $100,000,000
                                               PER FUND            PER FUND
                                               --------            --------
PRIMECAP Odyssey Stock Fund. ..............      0.60%              0.55%
PRIMECAP Odyssey Growth Fund ..............      0.60%              0.55%
PRIMECAP Odyssey Aggressive Growth Fund ...      0.60%              0.55%

The Bank of New York Mellon Corporation serves as the Funds' custodian. U.S. Bancorp Fund Services, LLC ("USBFS") serves as the administrator, fund accountant, and transfer agent to the Funds. Quasar Distributors, LLC, an affiliate of USBFS, serves as the Funds' distributor.

(7) SUBSEQUENT EVENTS

As of December 23, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements.

[GRAPHIC]   REPORT OF INDEPENDENT REGISTERED
            PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of PRIMECAP Odyssey Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund and PRIMECAP Odyssey Aggressive Growth Fund (the "Funds") at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS, LLP
San Francisco, California
December 23, 2009

[GRAPHIC]   ADDITIONAL INFORMATION
            PRIMECAP ODYSSEY FUNDS
            (UNAUDITED)

ADDITIONAL TAX INFORMATION

The PRIMECAP Odyssey Stock Fund and PRIMECAP Odyssey Growth Fund designate 100% and 100%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2009 as qualified dividend income.

The PRIMECAP Odyssey Stock Fund and PRIMECAP Odyssey Growth Fund designate 100% and 100%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2009 as dividends qualifying for the dividends received deduction available for corporate shareholders.

TAX NOTICE

ADDITIONAL INFORMATION FOR FOREIGN SHAREHOLDERS ONLY:

The PRIMECAP Odyssey Stock Fund and PRIMECAP Odyssey Growth Fund designate 7% and 9%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2009 as interest related dividends under the Internal Revenue Code Section 871 (k)(1)(c).

PROXY VOTING PROCEDURES

The Investment Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's board of trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-729-2307. This information is also available through the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

PROXY VOTING RECORD

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-729-2307. This information is also available through the SEC's website at http:// www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the SEC's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free 1-800-729-2307.

ADDITIONAL INFORMATION
PRIMECAP ODYSSEY FUNDS
(UNAUDITED), (CONTINUED)

BOARD APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of PRIMECAP Odyssey Funds (the "Trust") is comprised of five Trustees, four of whom are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the "Independent Trustees"). In September 2009, the Board of Trustees, including the Independent Trustees, approved a one-year renewal of the Trust's investment advisory agreement (the "Investment Advisory Agreement") with PRIMECAP Management Company (the "Investment Advisor").

GENERAL INFORMATION

The following information summarizes the Board's considerations associated with its review of the Investment Advisory Agreement. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Investment Advisory Agreement was considered separately for each Fund, although the Board took into account the common interests of all the Funds in its review. In considering these matters, the Board discussed the renewal of the Investment Advisory Agreement with management, and the Independent Trustees met in private sessions with counsel at which no employees of the Investment Advisor were present.

The Board reviewed extensive materials regarding the investment results of the Funds, advisory fee and expense comparisons, financial and profitability information with respect to the Investment Advisor, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel of the Investment Advisor providing services to the Funds. They also took into account information they received at past Board meetings with respect to these matters.

In deciding to approve the renewal of the Investment Advisory Agreement, the Board and the Independent Trustees did not identify a single factor as controlling, and this summary does not describe all of the matters considered. However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board discussed the services provided by the Investment Advisor to the Funds under the Investment Advisory Agreement, including the background, education and experience of its key portfolio management and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability and integrity of the Investment Advisor's senior management; its investment philosophy and processes, including its brokerage and trading practices; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations. The Board and the Independent Trustees concluded that the nature, extent and quality of services provided under the Investment Advisory Agreement were satisfactory.

ADDITIONAL INFORMATION
PRIMECAP ODYSSEY FUNDS
(UNAUDITED), (CONTINUED)

INVESTMENT PERFORMANCE

The Board assessed the performance of each Fund compared with its benchmark and the average of a peer group of funds (each a "peer group") selected by Lipper, Inc. ("Lipper") for the year-to-date and one-year and three-year periods ended June 30, 2009 and for the inception-to-date period ended July 31, 2009. The Board made the following observations in reviewing the Funds' performance:

      o The PRIMECAP Odyssey Stock Fund performed in line with the median return of the funds in the Lipper Multi-Cap Core fund peer group, but outperformed the S&P 500 Index for the year-to-date, one- and three-year periods ended June 30, 2009 and the period from the Fund's inception through July 31, 2009.

      o The year-to-date, one-year and three-year total return of the PRIMECAP Odyssey Growth Fund exceeded the median return of the funds in the Lipper Multi-Cap Core fund peer group and the S&P 500 Index for the period ended June 30, 2009. The return from the Fund's inception through July 31, 2009 was also better than that of the S&P 500 Index and the Russell 1000 Growth Index.

      o The performance of the PRIMECAP Odyssey Aggressive Growth Fund exceeded the median return of the funds in the Lipper Mid-Cap Growth fund peer group and the S&P 500 Index for the year-to-date, one-year and three-year periods ended June 30, 2009. The Fund also outperformed the S&P 500 Index and the Russell Midcap Growth Index from the Fund's inception through July 31, 2009.

Based on the information provided to them, the Board and the Independent Trustees concluded that the performance of each Fund was satisfactory.

ADVISORY FEES AND FUND EXPENSES

The Board reviewed the fees and expenses paid by each Fund to the Investment Advisor and an analysis of Lipper data with respect to the fees and expenses paid by comparable funds, noting in particular that:

      o The PRIMECAP Odyssey Stock Fund had the lowest total expense ratio and the second-lowest advisory fee in its Lipper peer group. In addition, the Fund's non-advisory expenses were below the peer group median.

      o The PRIMECAP Odyssey Growth Fund had the lowest total expense ratio in its Lipper peer group, and its advisory fee and non-advisory expenses were below the peer group median.

      o The total expense ratio, advisory fee and non-advisory expenses of the PRIMECAP Odyssey Aggressive Growth Fund were below the median of its Lipper peer group.

ADDITIONAL INFORMATION
PRIMECAP ODYSSEY FUNDS
(UNAUDITED), (CONTINUED)

The Board also reviewed the fees charged by the Investment Advisor to other clients, including other funds for which it serves as sub-adviser. The Board noted that, although such fees were lower than those charged to the Funds, the Investment Advisor provided additional services to the Funds that it did not provide to other clients. The Board and the Independent Trustees determined that the advisory fees and expenses charged to the Funds were reasonable in consideration of the services provided.

COSTS AND PROFITS OF THE INVESTMENT ADVISOR

The Board reviewed information relating to the costs of the Investment Advisor in providing ser- vices under the Investment Advisory Agreement and the Investment Advisor's profitability under that Agreement. The Board noted that, at the Funds' current asset levels, the Investment Advisory Agreement was less profitable to the Investment Advisor than its other advisory relationships. The Board and the Independent Trustees determined that the Investment Advisor's profitability under the Investment Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Funds.

ECONOMIES OF SCALE AND OTHER BENEFITS TO THE INVESTMENT ADVISOR

The Board reviewed whether the Funds had achieved economies of scale, noting that the Funds' asset levels had fluctuated significantly during the past twelve months. The Board and the Independent Trustees noted that the current asset levels of the Funds were not so substantial as to lead to economies of scale that would necessitate including additional breakpoints in the advisory fee schedule. The Board also considered the benefits received by the Investment Advisor as a result of its relationship with the Funds, including investment advisory fees and the intangible benefits of any favorable publicity arising in connection with the Funds' performance.

CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor pursuant to the Investment Advisory Agreement is fair and reasonable in light of the services being provided by the Investment Advisor to the Funds and their shareholders, and that renewal of the Investment Advisory Agreement was in the best interest of the Funds and their shareholders.

[GRAPHIC]   MANAGEMENT
            PRIMECAP ODYSSEY FUNDS
            (UNAUDITED)

PORTFOLIO MANAGERS

PRIMECAP Management Company has five portfolio managers who together have more than 170 years of investment experience. Each of these five individuals manages a portion of the PRIMECAP Odyssey Stock Fund and the PRIMECAP Odyssey Growth Fund. The PRIMECAP Odyssey Aggressive Growth Fund is primarily managed by Messrs. Schow, Kolokotrones, Fried, and Mordecai. A small portion of each Fund's assets may be managed by individuals in the Investment Advisor's research department. The portfolio managers primarily responsible for overseeing the Funds' investments are:

            NAME                                    YEARS OF EXPERIENCE
            ----                                    -------------------
            Howard B. Schow                                 53
            Mitchell J. Milias                              45
            Theo A. Kolokotrones                            39
            Joel P. Fried                                   24
            Alfred W. Mordecai                              12

OFFICERS AND TRUSTEES

The Trust's officers, who administer the Funds' daily operations, are appointed by the board of trustees. The trustees are responsible for the overall management of the Trust, including establishing the Funds' policies and general supervision and review of their investment activities. The Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, by calling 1-800-729-2307 or at the Funds' web site at www.odysseyfunds.com.

EXECUTIVE OFFICERS. The table below sets forth certain information about each of the Trust's executive officers.

                                POSITION(S)          TERM OF OFFICE;
NAME, ADDRESS                   HELD                 LENGTH OF            PRINCIPAL OCCUPATION(S)
(YEAR OF BIRTH)                 WITH TRUST           TIME SERVED          DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Howard B. Schow                 Co-Chief             Indefinite;          Chairman and Director, Portfolio Manager,
225 South Lake Ave.,            Executive            Since 09/04          Chief Investment Officer, and Principal
Suite 400, Pasadena, CA         Officer                                   PRIMECAP Management Company
91101-3005
(1927)
-------------------------------------------------------------------------------------------------------------------
Theo A. Kolokotrones            Co-Chief             Indefinite;          President, Director, Portfolio
225 South Lake Ave.,            Executive            Since 09/04          Manager, and Principal
Suite 400, Pasadena, CA         Officer                                   PRIMECAP Management Company
91101-3005
(1946)
-------------------------------------------------------------------------------------------------------------------

MANAGEMENT
PRIMECAP ODYSSEY FUNDS
(UNAUDITED), (CONTINUED)

                                POSITION(S)          TERM OF OFFICE;
NAME, ADDRESS                   HELD                 LENGTH OF            PRINCIPAL OCCUPATION(S)
(YEAR OF BIRTH)                 WITH TRUST           TIME SERVED          DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Joel P. Fried                   Co-Chief             Indefinite;          Executive Vice President, Director,
225 South Lake Ave.,            Executive Officer    Since 09/04          Portfolio Manager, and Principal
Suite 400, Pasadena, CA         and Trustee                               PRIMECAP Management Company
91101-3005
(1962)
-------------------------------------------------------------------------------------------------------------------
David H. Van Slooten            Chief Financial      Indefinite;          Executive Vice President, Portfolio
225 South Lake Ave.,            Officer and          Since 06/04          Manager, Financial Analyst, and Principal
Suite 400, Pasadena, CA         Secretary                                 PRIMECAP Management Company
91101-3005
(1963)                          Chief                Indefinite;
                                Administrative       Since 02/09
                                Officer
-------------------------------------------------------------------------------------------------------------------
Karen Chen                      Vice President       Indefinite;          Chief Compliance Officer, Director of
225 South Lake Ave.,            of Compliance        Since 10/04          Compliance and Reporting, PRIMECAP
Suite 400, Pasadena, CA         and Chief                                 Management Company
91101-3005                      Compliance
(1973)                          Officer and
                                AML Officer
-------------------------------------------------------------------------------------------------------------------

"INDEPENDENT" TRUSTEES. The table below sets forth certain information about each of the trustees of the Trust who is not an "interested person" of the Trust as defined in the 1940 Act ("Independent Trustees").

                                                                                         NUMBER OF
                                              TERM OF                                    PORTFOLIOS      OTHER
                               POSITION(S)    OFFICE;                                    IN FUND         DIRECTOR-
NAME, ADDRESS                  HELD           LENGTH OF      PRINCIPAL OCCUPATION(S)     COMPLEX BY      SHIPS HELD
(YEAR OF BIRTH)                WITH TRUST     TIME SERVED    DURING PAST 5 YEARS         TRUSTEE(1)      BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Benjamin F. Hammon             Chairman       Indefinite;    Retired; Director,          3               None
225 South Lake Ave.,           of the         Since 09/04    Institutional Equity
Suite 400, Pasadena, CA        Board and                     Sales, Salomon Smith
91101-3005                     Trustee                       Barney Inc. (1963-1998)
(1935)
-------------------------------------------------------------------------------------------------------------------
Wayne H. Smith                 Chairman       Indefinite;    Retired; President,         3               None
225 South Lake Ave.,           of the Audit   Since 09/04    Wayne H. Smith
Suite 400, Pasadena, CA        Committee                     Consulting, Inc. (2002-
91101-3005                     and Trustee                   2007); Vice President,
(1941)                                                       Financial Services, Avery
                                                             Dennison Corporation
                                                             (2001-2002); Vice
                                                             President, Financial
                                                             Services, and Treasurer,
                                                             Avery Dennison
                                                             Corporation (1999-
                                                             2001)
-------------------------------------------------------------------------------------------------------------------

MANAGEMENT
PRIMECAP ODYSSEY FUNDS
(UNAUDITED), (CONTINUED)

                                                                                         NUMBER OF
                                             TERM OF                                     PORTFOLIOS      OTHER
                               POSITION(S)   OFFICE;                                     IN FUND         DIRECTOR-
NAME, ADDRESS                  HELD          LENGTH OF       PRINCIPAL OCCUPATION(S)     COMPLEX BY      SHIPS HELD
(YEAR OF BIRTH)                WITH TRUST    TIME SERVED     DURING PAST 5 YEARS         TRUSTEE(1)      BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Joseph G. Uzelac               Trustee       Indefinite;     Retired; Managing           3               None
225 South Lake Ave.,                         Since 10/07     Director, Lehman
Suite 400, Pasadena, CA                                      Brothers Global
91101-3005                                                   Investment Bank
(1944)                                                       (1988-2007)
-------------------------------------------------------------------------------------------------------------------
Elizabeth D. Obershaw          Trustee       Indefinite;     Managing Director,          3               None
225 South Lake Ave.,                         Since 06/08     Horsley Bridge
Suite 400, Pasadena, CA                                      Partners, a California-
91101-3005                                                   based investment advisor
(1960)                                                       (2007-present);
                                                             Vice President and
                                                             Chief Investment
                                                             Officer,
                                                             Hewlett-Packard
                                                             Company
                                                             (1991-2007);
                                                             Hewlett-Packard
                                                             Company (1983-1991)
-------------------------------------------------------------------------------------------------------------------

----------
(1) Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.

"INTERESTED" TRUSTEES. The table below sets forth certain information about each of the trustees of the Trust who is an "interested person" of the Trust as defined by the 1940 Act.

                                                                                        NUMBER OF
                                            TERM OF                                     PORTFOLIOS       OTHER
                            POSITION(S)     OFFICE;                                     IN FUND          DIRECTOR-
NAME, ADDRESS               HELD            LENGTH OF       PRINCIPAL OCCUPATION(S)     COMPLEX BY       SHIPS HELD
(YEAR OF BIRTH)             WITH TRUST      TIME SERVED     DURING PAST 5 YEARS         TRUSTEE(1)       BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Joel P. Fried(1)            Co-Chief        Indefinite;     Executive Vice              3                None
225 South Lake Ave.,        Executive       Since 09/04     President, Director,
Suite 400, Pasadena,        Officer and                     Portfolio Manager, and
CA 91101-3005               Trustee                         Principal
(1962)                                                      PRIMECAP
                                                            Management Company
-------------------------------------------------------------------------------------------------------------------

----------
(1) Mr. Fried is an "interested person" of the Trust, as defined by the 1940 Act, because of his employment with PRIMECAP Management Company, the investment advisor to the Trust.
(2) Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.

                      This page intentionally left blank.

                               Investment Advisor
                           PRIMECAP MANAGEMENT COMPANY
                        225 South Lake Avenue, Suite 400
                           Pasadena, California 91101

                                       --

                                   Distributor
                            QUASAR DISTRIBUTORS, LLC
                       615 East Michigan Street, 4th Floor
                           Milwaukee, Wisconsin 53202

                                       --

                                    Custodian
                     THE BANK OF NEW YORK MELLON CORPORATION
                                 One Wall Street
                            New York, New York 10286

                                       --

                                 Transfer Agent
                         U.S. BANCORP FUND SERVICES, LLC
                       615 East Michigan Street, 3rd Floor
                           Milwaukee, Wisconsin 53202

                                       --

                                  Administrator
                         U.S. BANCORP FUND SERVICES, LLC
                       2020 East Financial Way, Suite 100
                           Glendora, California 91741

                                       --

                                  Legal Counsel
                              BINGHAM McCUTCHEN LLP
                       355 South Grand Avenue, Suite 4400
                          Los Angeles, California 90071

                                       --

                  Independent Registered Public Accounting Firm
                           PRICEWATERHOUSECOOPERS LLP
                            Three Embarcadero Center
                         San Francisco, California 94111

THIS REPORT IS INTENDED FOR THE SHAREHOLDERS OF THE PRIMECAP ODYSSEY FUNDS AND MAY NOT BE USED AS SALES LITERATURE UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. SHARE PRICE AND RETURNS WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. STATEMENTS AND OTHER INFORMATION HEREIN ARE DATED AND ARE SUBJECT TO CHANGE.

PRIMECAP, PRIMECAP ODYSSEY, AND THE PRIMECAP ODYSSEY LOGO ARE TRADEMARKS OF PRIMECAP MANAGEMENT COMPANY.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-729-2307.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Wayne Smith is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "Other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

----------------------------- ----------------------- -----------------------
                              FYE  10/31/2009         FYE  10/31/2008
----------------------------- ----------------------- -----------------------
Audit Fees                    $75,000                 $96,000
Audit-Related Fees            $0                      $0
Tax Fees                      $16,800                 $16,800
All Other Fees                $0                      $0
----------------------------- ----------------------- -----------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

----------------------------- ----------------------- -----------------------
                              FYE  10/31/2009         FYE  10/31/2008
----------------------------- ----------------------- -----------------------
Audit-Related Fees                     0%                      0%
Tax Fees                               0%                      0%
All Other Fees                         0%                      0%
----------------------------- ----------------------- -----------------------

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

------------------------------------ -------------------- -------------------
Non-Audit Related Fees               FYE  10/31/2009      FYE  10/31/2008
------------------------------------ -------------------- -------------------
Registrant                           $16,800              $16,800
Registrant's Investment Adviser      $0                   $0
------------------------------------ -------------------- -------------------

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors/trustees.

Item 11. Controls and Procedures.

(a) The Registrant's Co-Chief Executive Officers and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant's Form N-CSR filed July 2, 2009

     (2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         PRIMECAP Odyssey Funds


         By       /s/ Joel P. Fried
                  -------------------------------------------
                  Joel P. Fried, Co-Chief Executive Officer

         Date     January 5, 2010


         By       /s/ Howard B. Schow
                  -------------------------------------------
                  Howard B. Schow, Co-Chief Executive Officer

         Date     January 5, 2010


         By       /s/ Theo A. Kolokotrones
                  -------------------------------------------
                  Theo A. Kolokotrones, Co-Chief Executive Officer

         Date     January 5, 2010

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By       /s/ Joel P. Fried
                  -------------------------------------------
                  Joel P. Fried, Co-Chief Executive Officer

         Date     January 5, 2010


         By       /s/ Howard B. Schow
                  -------------------------------------------
                  Howard B. Schow, Co-Chief Executive Officer

         Date     January 5, 2010


         By       /s/ Theo A. Kolokotrones
                  -------------------------------------------
                  Theo A. Kolokotrones, Co-Chief Executive Officer

         Date     January 5, 2010


         By       /s/ David H. Van Slooten
                  -------------------------------------------
                  David H. Van Slooten, Chief Financial Officer

         Date     January 5, 2010

Print the name and title of each signing officer under his or her signature.